CINCINNATI FINANCIAL CORPORATION Supplemental Retirement Plan Amended and Restated Effective October 1, 2025

TABLE OF CONTENTS Page i ARTICLE 1 ESTABLISHMENT OF THE PLAN .................................................................................... 1 1.1 Establishment ................................................................................................................... 1 1.2 Purpose .............................................................................................................................. 1 ARTICLE 2 DEFINITIONS ....................................................................................................................... 2 2.1 Actuarially Adjusted ....................................................................................................... 2 2.2 Average Monthly Earnings ............................................................................................ 2 2.3 Beneficiary ......................................................................................................................... 2 2.4 Board of Directors ............................................................................................................ 2 2.5 CFC Retirement Plan ....................................................................................................... 2 2.6 Code ................................................................................................................................... 2 2.7 Committee ......................................................................................................................... 2 2.8 Disabled ............................................................................................................................. 2 2.9 Early Retirement Date ..................................................................................................... 2 2.10 Earnings ............................................................................................................................. 3 2.11 Employer ........................................................................................................................... 3 2.12 Key Employee ................................................................................................................... 3 2.13 Normal Retirement Date ................................................................................................. 3 2.14 Participant ......................................................................................................................... 3 2.15 Plan .................................................................................................................................... 3 2.16 Plan Year ........................................................................................................................... 3 2.17 Retirement Date................................................................................................................ 3 2.18 Separation from Service .................................................................................................. 4 2.19 Social Security Integration Level ................................................................................... 4 2.20 Supplemental Benefit ...................................................................................................... 4 2.21 Year of Service .................................................................................................................. 4 ARTICLE 3 ELIGIBILITY FOR BENEFITS ............................................................................................. 5 3.1 Commencement of Retirement Benefits ....................................................................... 5 3.2 Vesting ............................................................................................................................... 5 3.3 Lost Payees ........................................................................................................................ 5 3.4 Non-Compete Provision/Discharge for Cause ............................................................ 5 ARTICLE 4 BENEFITS PAYABLE UNDER THE PLAN ...................................................................... 6 4.1 Normal Retirement Benefit ............................................................................................. 6 4.2 Early Retirement Benefit ................................................................................................. 6 4.3 Deferred Retirement Benefit ........................................................................................... 6 4.4 Death Benefits ................................................................................................................... 7

ii ARTICLE 5 PAYMENT OF SUPPLEMENTAL BENEFITS .................................................................. 8 5.1 Form of Benefit ................................................................................................................. 8 5.2 Date of Payment. .............................................................................................................. 8 5.3 Key Employees ................................................................................................................. 8 5.4 Domestic Relations Orders ............................................................................................. 9 5.5 Code §409A Failures ........................................................................................................ 9 5.6 Discretionary Delay in Benefit Payments ..................................................................... 9 5.7 Tax Withholding ............................................................................................................ 10 ARTICLE 6 CLAIMS ................................................................................................................................ 11 6.1 Claims Procedures. ........................................................................................................ 11 6.2 Claim Review Procedures. ............................................................................................ 11 6.3 Required Exhaustion of Administrative Remedies and Limitations ...................... 13 ARTICLE 7 PLAN ADMINISTRATION .............................................................................................. 14 7.1 Plan Administration ...................................................................................................... 14 7.2 Electronic Communications ......................................................................................... 14 ARTICLE 8 MISCELLANEOUS PROVISIONS ................................................................................... 15 8.1 Termination and Amendment. .................................................................................... 15 8.2 Entire Agreement ........................................................................................................... 15 8.3 Financing ......................................................................................................................... 15 8.4 Non-Transferability ....................................................................................................... 15 8.5 Severability ..................................................................................................................... 15 8.6 Gender and Number ..................................................................................................... 16 8.7 Headings and Captions ................................................................................................. 16 8.8 No Rights Conferred ..................................................................................................... 16 8.9 No Guarantee of Tax Consequences ........................................................................... 16 8.10 Applicable Law .............................................................................................................. 16 APPENDIX A PARTICIPANTS AS OF OCTOBER 1, 2025.............................................................. A-1 APPENDIX B PARTICIPANTS AS OF OCTOBER 1, 2025 .............................................................. B-1

- 1 - ARTICLE 1 ESTABLISHMENT OF THE PLAN 1.1 Establishment. Cincinnati Financial Corporation originally established the Cincinnati Financial Corporation Supplemental Retirement Plan (the “Plan”) effective January 1, 1989 as an unfunded supplemental retirement plan for eligible executives. The Plan is intended to qualify as a “top-hat plan” for purposes of the Employee Retirement Income Security Act of 1974, as amended. Additionally, the Plan is intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued thereunder, as such authorities are interpreted by the Committee. 1.2 Purpose. The purpose of the Plan is to provide eligible executives with benefits in addition to those provided under the Cincinnati Financial Corporation Retirement Plan (the “CFC Retirement Plan”).

- 2 - ARTICLE 2 DEFINITIONS 2.1 “Actuarially Adjusted” means, for purposes of determining the deferred retirement benefit under Section 4.3, the adjustment based on the mortality table and interest rate used to determine a lump sum benefit under the CFC Retirement Plan as of the date of a Participant’s Retirement Date. For purposes of determining the death benefit under Section 4.4, “Actuarially Adjusted” means the adjustment based on the mortality table and interest rate used by the CFC Retirement Plan to determine optional forms of benefit payments. 2.2 “Average Monthly Earnings” will have the same meaning as such term has in the CFC Retirement Plan. However, if a Participant works past his Normal Retirement Date, Average Monthly Earnings will not be less than his Average Monthly Earnings determined as of his Normal Retirement Date or any later date. 2.3 “Beneficiary” means the individual (if any) designated by a Participant in the form and manner that the Committee may provide. If a Participant does not designate a beneficiary, “Beneficiary” means the Member’s estate. 2.4 “Board of Directors” means the Board of Directors of Cincinnati Financial Corporation. 2.5 “CFC Retirement Plan” means the Cincinnati Financial Corporation Retirement Plan. 2.6 “Code” means the Internal Revenue Code of 1986, as amended. 2.7 “Committee” means the committee appointed by Cincinnati Financial Corporation which is responsible for the Plan’s administration. 2.8 “Disabled” means a Participant is: (a) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or (b) by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Employer. 2.9 “Early Retirement Date” means the date before the Participant’s Normal Retirement Date on which the Participant is first eligible to receive monthly benefit payments from the CFC Retirement Plan.

- 3 - 2.10 “Earnings” will have the same meaning as such term has in the CFC Retirement Plan, except that any limitation imposed by Code §401(a)(17) will not apply. 2.11 “Employer” means Cincinnati Financial Corporation, its successors, assigns and affiliates. 2.12 “Key Employee” means an employee of the Employer (or a related employer under Code §414) who, as of the annual identification date, is: (a) an officer of the Employer (or a related employer under Code §414) having annual compensation greater than $130,000 (as adjusted for inflation pursuant to Code §416(i), and limited to 50 employees); (b) a more than 5% owner of the Employer (or a related employer under Code §414); or (c) a more than 1% owner of the Employer (or a related employer under Code §414) who has annual compensation from the Employer (or a related employer under Code §414) greater than $150,000, as determined by the Committee and consistent with the Committee’s interpretation of Code §409A and the regulations issued thereunder. An individual described above will be considered a Key Employee for the 12-month period beginning on the 1st day of the 4th month following the annual identification date. Unless otherwise provided by the Committee, the annual identification date will be December 31st. 2.13 “Normal Retirement Date” means the 1st day of the month on or after the Participant’s 65th birthday. 2.14 “Participant” means: (a) any employee or former employee of the Employer who is specified in Appendix A; or (b) any employee of the Employer who is a CFC Retirement Plan member and whose CFC Retirement Plan benefits are limited for a Plan Year because of application of the limitations under Code §401(a)(17) or Code §415. An individual who is (or becomes) a Participant in accordance with the preceding sentence will continue to be a Participant until the earlier of: (a) his death; or (b) the date on which his entire Supplemental Benefit has been distributed or forfeited. The Committee has the sole and absolute discretion of determining whether an individual is a Participant. No retroactive characterization of an individual’s status for any other purpose will make an individual a Participant for purposes of the Plan unless specifically determined by the Committee for the purposes of the Plan. 2.15 “Plan” means the Cincinnati Financial Corporation Supplemental Retirement Plan described in this document, as may be amended from time to time. 2.16 “Plan Year” means January 1 to December 31. 2.17 “Retirement Date” means the earliest of the following: (a) the Participant’s Separation from Service and attainment of age 65, or, if the Participant has completed 5 or more Years of Service at the time of his Separation from Service, attainment of age 60; or (b) the Participant’s Separation from Service and the date on which the Participant becomes Disabled.

- 4 - 2.18 “Separation from Service” means a Participant’s separation from service (defined by Code §409A and the regulations thereunder as interpreted by the Committee) with the Employer (and all related employers under Code §414) for reasons other than being discharged for cause. 2.19 “Social Security Integration Level” means 1/12th of the average of the following: (a) for each Year of Service before January 1, 1976, $6,000; and (b) for each Year of Service after January 1, 1976, the lesser of the taxable wage base under the Federal Insurance Contribution Act in effect at the beginning of a Plan Year and the Participant’s Earnings for that Plan Year. 2.20 “Supplemental Benefit” means the benefit determined pursuant to Article 4. 2.21 “Year of Service” will have the same meaning as such term has in the CFC Retirement Plan.

- 5 - ARTICLE 3 ELIGIBILITY FOR BENEFITS 3.1 Commencement of Retirement Benefits. Subject to the Plan’s vesting provisions, each Participant is eligible to receive a Supplemental Benefit payable as of the Participant’s Retirement Date. 3.2 Vesting. Participants will be fully vested in their Supplemental Benefits unless otherwise provided in Sections 3.3 or 3.4. 3.3 Lost Payees. Benefits payable under the Plan will be forfeited if the Committee is unable to locate an individual to whom payment is due; provided, however, that, in the discretion of the Committee, such benefit will be reinstated if a claim is made by the proper payee for the forfeited benefit. If forfeited, the Employer will have no further obligation for such benefit to the Participant or anyone else. 3.4 Non-Compete Provision/Discharge for Cause. Notwithstanding any contrary provision of the Plan, if a Participant who is entitled to receive a Supplemental Benefit engages in competition with the Employer or any related employer (without prior written authorization given by the Employer), or is discharged for cause, the Participant’s Supplemental Benefit will, at the discretion of the Employer, be forfeited. If forfeited, the Employer will have no further obligation for such benefit to the Participant or anyone else.

- 6 - ARTICLE 4 BENEFITS PAYABLE UNDER THE PLAN 4.1 Normal Retirement Benefit. A Participant whose Retirement Date is on his Normal Retirement Date will be entitled to a Supplemental Benefit, payable pursuant to the provisions of Article 5. The Supplemental Benefit will be equal to the excess of (a) over (b) below. (a) The greater of (i) or (ii) below. (i) For each Participant specified in Appendix B, ¾% of the Participant’s Average Monthly Earnings below the Social Security Integration Level plus 1-¼% of the Participant’s Average Monthly Earnings in excess of the Social Security Integration Level, such sum multiplied by the Participant’s Years of Service. (ii) Participant’s monthly benefit determined under the CFC Retirement Plan as of the Participant’s Retirement Date ignoring the limit on earnings under Code §401(a)(17) and ignoring any limit on benefits under Code §415. (b) The Participant’s monthly benefit that is, or would be, payable under the CFC Retirement Plan as of the Participant’s Retirement Date. 4.2 Early Retirement Benefit. A Participant whose Retirement Date is before his Normal Retirement Date will be entitled to a Supplemental Benefit, payable pursuant to Article 5. The Supplemental Benefit will be equal to an amount calculated under Section 4.1(a) as of the Participant’s Retirement Date, reduced by ½% for each month that the Participant’s Retirement Date precedes his Normal Retirement Date. The resulting amount will be further reduced by the monthly benefit that is, or would be, payable to the Participant under the CFC Retirement Plan as of the Participant’s Retirement Date. 4.3 Deferred Retirement Benefit. A Participant whose Retirement Date is after his Normal Retirement Date will be entitled to a Supplemental Benefit, payable pursuant to Article 5. The Supplemental Benefit will be equal to the excess of (a) over (b) below. (a) The greater of (i) or (ii) below. (i) The amount calculated under Section 4.1(a) as of the Participant’s Retirement Date.

- 7 - (ii) The amount calculated under Section 4.1(a) as of the Participant’s Normal Retirement Date Actuarially Adjusted for the Participant’s deferred Retirement Date. (b) The Participant’s monthly benefit that is, or would be, payable under the CFC Retirement Plan as of the Participant’s Retirement Date. 4.4 Death Benefits. If a Participant dies before his Retirement Date, or after his Retirement Date but before his Supplemental Benefit has been paid, the Participant’s Beneficiary will be entitled to receive the Participant’s Supplemental Benefit payable in accordance with Article 5. The Supplemental Benefit will be equal to 100% of the amount of the Participant’s Supplemental Benefit calculated in accordance with Sections 4.1 through 4.3 as if his date of death was his Retirement Date, Actuarially Adjusted and reduced in the same manner as is applicable under the CFC Retirement Plan. The resulting amount will be reduced by the monthly benefit that is, or would be, payable to the Beneficiary under the CFC Retirement Plan as of the date of the Participant’s death. If no Beneficiary is entitled to receive death benefits under the CFC Retirement Plan, solely because the Participant died prior to his Normal Retirement Date, then no Beneficiary is entitled to death benefits under the Plan.

- 8 - ARTICLE 5 PAYMENT OF SUPPLEMENTAL BENEFITS 5.1 Form of Benefit. The vested Supplemental Benefit payable to a Participant or his Beneficiary will only be paid in the form of a single lump sum payment. The lump sum payment will be the actuarial equivalent of a life annuity payable to the Participant in monthly installments equal to the Participant’s Supplemental Benefit. The determination of the lump sum payment will be calculated in the same manner and using the same actuarial assumptions as used in the calculation of optional lump sum payments under the CFC Retirement Plan. However, if such calculated lump sum payment under the CFC Retirement Plan is limited by Code §415, the Participant’s lump sum payment under the Plan will be increased in an amount equal to the amount that the calculated lump sum payment under the CFC Retirement Plan is limited by Code §415. 5.2 Date of Payment. (a) Retirement Benefits. Subject to Sections 5.3 through 5.6, a vested Supplemental Benefit payable in accordance with Sections 4.1 through 4.3 will be paid on a Participant’s Retirement Date or as provided in (c) below. (b) Death Benefits. Subject to Sections 5.4 through 5.6, a vested Supplemental Benefit payable in accordance with Section 4.4 on account of the Participant’s death will be paid on the Participant’s date of death or as otherwise provided in (c) below (c) Administration of Benefit Payments. The payment of vested benefits under the Plan will be paid on the payment dates specified in (a) and (b) above (as applicable), or, provided the Participant is not permitted, directly or indirectly, to designate the taxable year of the payment, as soon as administratively practicable thereafter, but not later than the later of: (i) December 31st of the calendar year in which the payment dates specified in (a) and (b) above occur (as applicable); or (ii) the 15th day of the 3rd calendar month following the payment dates specified in (a) and (b) above as applicable. 5.3 Key Employees. Notwithstanding Section 5.2(a), if required by Code §409A and the regulations thereunder as interpreted by the Committee, any vested benefit payable under the Plan to a Participant who is a Key Employee may not be paid before the date that is 6 months after the Participant’s Separation from Service, or if earlier, the date of the Participant’s death. The amount of such benefit (the “Delayed Benefit”) will be equal to the Participant’s vested Supplemental Benefit determined as of the date of the Participant’s Separation from Service increased by interest credited during the period beginning on the Participant’s Separation from Service and ending on the date the

- 9 - Delayed Benefit is paid. The interest rate used to credit interest during the 6-month period will be the same as the rate used to determine lump sum payment amounts under Section 5.1. The Delayed Benefit will be paid on the first day of the seventh month following the date of the Participant’s Separation from Service, or if earlier, the date of the Participant’s death. 5.4 Domestic Relations Orders. Notwithstanding any contrary Plan provision, the payment of vested benefits due under the Plan will be accelerated and paid as is necessary to satisfy a domestic relations order (as defined in Code §414(p)(1)(B)). 5.5 Code §409A Failures. Notwithstanding any contrary Plan provision, the payment of vested benefits due under the Plan will be accelerated and paid to a Participant or Beneficiary if the Plan fails to satisfy Code §409A. Benefit payments made pursuant to this section may not exceed the amount required to be included in the Participant’s or Beneficiary’s income as a result of the Plan’s failure to comply with Code §409A. The Participant (or Beneficiary) will be solely responsible for all taxes, penalties and/or interest with respect to his benefit under the Plan, including the interest and/or additional taxes provided in Code §409A(a)(1)(B). 5.6 Discretionary Delay in Benefit Payments. Notwithstanding any contrary Plan provision, the Committee may delay the payment of vested benefits due under the Plan by reason of any events or conditions permitted under Code §409A and the regulations thereunder as interpreted by the Committee, including but not limited to situations where the Committee reasonably determines that any of the events described in (a) through (b) below would occur. (a) The Employer’s tax deduction attributable to a benefit payment would not be permitted due to the application of Code §162(m). Such benefit will be paid no later than: (i) during the Participant’s first taxable year in which the Committee reasonably believes that if the payment is made during such year, the deduction of the payment will not be barred by application of Code §162(m), or (ii) during the period beginning with the date of the Participant’s Separation from Service and ending on the later of the last day of the taxable year of the Participant in which the Participant has a Separation from Service or the 15th day of the 3rd calendar month following the Participant’s Separation from Service. Where any scheduled payment to a specific Participant is delayed in accordance with this provision, the delay in payment will be treated as a subsequent deferral election for purposes of Code §409A and the regulations thereunder unless all scheduled payments to that Participant that could be delayed in accordance with this provision are also delayed. Where the payment is delayed to a date on or after the Participant’s Separation from Service, the payment will be considered a payment upon a separation from service for purposes of the rules under Code §409A and the regulations

- 10 - thereunder regarding payments to specified employees upon a separation from service and, in the case of a Key Employee, the date that is 6 months after the Participant’s Separation from Service is substituted for any reference to a Participant’s Separation from Service for purposes of this provision. (b) Making a benefit payment would violate federal securities laws or other applicable laws. Such benefit payment will be made on the earliest date the Committee reasonably believes that making the payment will not cause a violation of federal securities laws or other applicable laws. 5.7 Tax Withholding. As a condition to entitlement to benefits under the Plan, the Employer may deduct (or cause to be deducted) from any amounts payable to an individual (whether from the Plan or otherwise), or, in the Employer’s discretion, to otherwise to collect from the individual any withholding for federal, state or other taxes with respect to benefits under the Plan as determined by the Employer.

- 11 - ARTICLE 6 CLAIMS 6.1 Claims Procedures. (a) Claim. To make a claim for Plan benefits (“Claim”), a Participant, his beneficiary or duly authorized representative (collectively or individually the “Claimant” as applicable) must file the Claim in writing by mailing or delivering it to the Committee. Upon receiving a Claim, the Committee will provide the Claimant with a written acknowledgment that informs the Claimant of the time limit in (b)(i) below and of the effect of failing to decide the Claim within that time limit as provided in (b)(iii) below. (b) Initial Decision. (i) Time Limit. The Committee will decide a Claim within a reasonable period of time after receiving it but no later than 90 days after receipt. If an extension is required for processing, the Committee will provide the Claimant (before the end of the initial 90-day period) with a written notice indicating the special circumstances and the date by which the Committee expects to make a decision. An extension cannot be longer than 90 days from the end of the initial 90-day period. (ii) Notice of Denial. If the Committee wholly or partially denies a Claim, it will provide the Claimant (within the time limit applicable under (i) above) a written notice containing: (A) the reason for the denial and the Plan provisions on which the denial was based; (B) a description of any additional information necessary for the Claimant to perfect the Claim and an explanation of why the information is necessary; and (C) the steps the Claimant must take if he wants submit his Claim (i.e., a “Request for Review”) under Section 6.2. (iii) Deemed Denial. If the Committee does not approve a Claim or provide a Claimant with a denial notice within the time limit in (i) above, the Claimant is considered denied and the Claimant can request a review under Section 6.2. 6.2 Claim Review Procedures. (a) Claimant’s Rights. If the Committee wholly or partially denies a Claim made under Section 6.1, the Claimant has the right to: (i) obtain a full and fair review by the Committee, subject to (b) below; (ii) review relevant documents; and (iii) submit written issues and comments to the Committee.

- 12 - (b) Request for Review. (i) Request. To request the Committee to review its denial of a Claim (a “Request for Review”), a Claimant who is entitled to a review will, subject to (ii) below, mail or deliver written request to the Committee. (ii) Time Limit. A Claimant must mail or deliver a Request for Review to the Committee within 60 days after he received a written denial notice from the Committee. (iii) Acknowledgment. Upon receiving a Request for Review, the Committee will provide the Claimant with a written acknowledgment that informs him of the time limit in (c)(i) below and of the effect of failing to provide a decision on the review within the time limit provided in (c)(iii) below. (c) Decision on Review. (i) Time Limit. (A) General. If a Claimant requests a review, the Committee (or its delegate) will make a decision promptly but no later than 60 days after it receives the Request for Review, except as otherwise provided in (B) below. If special circumstances require an extension for processing, the Committee’s decision will be made as soon as practicable but not later than 120 days after the Committee receives the Request for Review. The Committee must provide the Claimant with a written notice of any extension before the extension begins. (B) Regularly Scheduled Meetings. Notwithstanding (A) above, if the Committee holds regularly scheduled meetings at least quarterly, its decision on a review will be made no later than the date of the meeting that immediately follows Committee’s receipt of the Request for Review. If the Request for Review is received by the Committee within the 30 days before the meeting, the Committee will makes its decision on the review no later than the date of the 2nd meeting that follows the receipt of the Request for Review. In addition, if special circumstances require a further extension and the Committee gives the Claimant written notice of the extension before the extension begins, the Committee will make its decision on the review no later than the 3rd meeting that follows its receipt of the Request for Review. (ii) Notice of Decision. The Committee will provide the Claimant (within the time limit applicable under (i) above) with a written notice containing:

- 13 - (A) the reason for the denial and the Plan provisions on which the denial was based; (B) a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant to the Claim; and (C) a statement of the Claimant’s right to bring legal action under section 502(a) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). (iii) Deemed Denial. If the Committee does not provide a Claimant with a written notice of its decision on a review (within the time limit in (i) above), the Claimant will be considered to have exhausted his remedies under the Plan and can treat the Claim as denied upon review. 6.3 Required Exhaustion of Administrative Remedies and Limitations. Before a Participant (and/or his Beneficiary or duly authorized representative) can bring a legal action under ERISA §502(a) (or similar action) regarding the Plan or its benefits, the Participant (and/or his Beneficiary or duly authorized representative) must first exhaust the Plan’s claims and review procedures described in this Article. In addition, a Participant (and/or his Beneficiary or duly authorized representative) cannot bring a legal action under ERISA §502(a) (or similar action) relating to the Plan against the Plan, the Committee, the Employer or any affiliated company or party later than one year after the date that the Plan’s claims and review process described in this Article have been exhausted.

- 14 - ARTICLE 7 PLAN ADMINISTRATION 7.1 Plan Administration. The Committee has the authority in its sole and absolute discretion to control and manage the Plan’s administration, including interpreting the Plan’s provisions and making factual determinations. Accordingly, the Committee has the authority to accomplish those purposes including, but not limited to the authority: (a) to determine who is a Participant or Beneficiary; (b) to determine Supplemental Benefits and who is entitled to benefits because benefits will be paid only if the Committee decides in its sole and absolute discretion an individual or estate is entitled to benefits; (c) to determine when, to whom, in what amount, and in what form distributions are to be made; and (d) to adopt rules and regulations to assist it in the administration of the Plan. The Committee’s decisions will be binding on all parties. 7.2 Electronic Communications. By accepting Plan benefits, a Participant (or his Beneficiary or duly appointed representative) give the Plan, the Employer and the Committee consent to provide through e-mail, or other electronic media, any Plan-related reports, statements, notices or other documents to the extent permitted by law.

- 15 - ARTICLE 8 MISCELLANEOUS PROVISIONS 8.1 Termination and Amendment. (a) Amendment. The Employer may amend the Plan in writing at any time without prior notice and in any manner it deems advisable. Notwithstanding the foregoing, the Committee may make amendments that are necessary for the Plan to comply with applicable laws, to revise Appendix A and/or Appendix B, and minor amendments that do not materially affect the rights conferred under the Plan. Any amendment or termination may be given retroactive effect as determined by the Employer or the Committee. (b) Termination. The Board of Directors may terminate the Plan at any time and in any manner that it deems advisable. 8.2 Entire Agreement. This document constitutes the entire agreement between the Employer and any Participant (or Beneficiary), and supersedes all other prior agreements, undertakings, both written and oral, with respect to the subject matter hereof. This document may not be amended orally or by any course or purported course of dealing, but only by an amendment in accordance with Section 8.1 specifically identified as a Plan amendment. Written communications and descriptions not specifically identified within their text as amendments, will not constitute amendments and will have no interpretive or controlling effect on the interpretation of the Plan. Oral communications will not constitute amendments and will have no interpretation or controlling effect on the interpretation of the Plan. 8.3 Financing. Supplemental Benefits will be paid from the general assets of the Employer, and will not be funded, or segregated, in any way. To the extent that any individual acquires a right to receive Supplemental Benefits, that right will be no greater than the right of any unsecured creditor of the Employer. No individual will have any claim to or against a specific asset, or general assets, of the Employer or any related party. 8.4 Non-Transferability. To the maximum extent permitted by law, Supplemental Benefits payable under the Plan will not be assignable or subject to any manner of alienation, sale, transfer, claims of creditors, pledge, attachment, or encumbrances of any kind unless provided in Section 5.4. 8.5 Severability. If any Plan provision is held invalid or unenforceable, the invalidity or unenforceability will not affect any other Plan provisions and the Plan will be construed and enforced as if the provision had not been included.

- 16 - 8.6 Gender and Number. As used in the Plan, except when otherwise indicated by the context, the genders of pronouns and the singular and plural numbers of terms will be interchangeable. 8.7 Headings and Captions. The headings and captions within the Plan are provided for reference and convenience only, will not be considered part of the Plan, and will not be employed in the construction of the Plan. 8.8 No Rights Conferred. Nothing contained in this document confers upon a Participant the right to be retained in the service of the Employer nor will it interfere with the right of the Employer to discharge the Participant. 8.9 No Guarantee of Tax Consequences. The Participant (or Beneficiary) will be responsible for all taxes, penalties and/or interest with respect to his benefit under the Plan, including any taxes, penalties and/or interest resulting from non-compliance with Code § 409A. The Employer does not guarantee any particular tax consequences. 8.10 Applicable Law. This document will be construed in accordance with and governed by the laws of the State of Ohio to the extent not superseded by the laws of the United States. IN WITNESS WHEREOF, Cincinnati Financial Corporation has caused this document to be executed this _____ day of _______________, 2025. CINCINNATI FINANCIAL CORPORATION By: Michael J. Sewell, CPA Chief Financial Officer, Executive Vice President and Treasurer Cincinnati Financial Corporation 12th November /s/ Michael J. Sewell

A-1 APPENDIX A PARTICIPANTS AS OF OCTOBER 1, 2025 As of October 1, 2025, the following individuals are Participants. 1. Angie Delaney 2. Donald J. Doyle, Jr. 3. Theresa Hoffer 4. Marc Schambow 5. John J. Schiff, Jr. 6. Steve Soloria 7. Steve Spray 8. Brian Wood

B-1 APPENDIX B ELIGIBLE FOR SECTION 4.1 BENEFIT AS OF OCTOBER 1, 2025 As of October 1, 2025, the following individual is eligible for the benefit described in Section 4.1(a)(i). 1. John J. Schiff, Jr. 14999759.1